Exhibit 99.2

ONDAS ANNOUNCES ACQUISITION OF DZYNE TECHNOLOGIES Esta blishing t he L eading Aut on om ous De fe nse, Se cur it y a nd In tellig ence Pla tfo r m NASDAQ: ONDS Copyright 2026. All rights reserved. July 6, 2026

NASDAQ: ONDS 2 Forward-Looking Statements This presentation may contain "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Ondas Inc. ("Ondas" or the "Company") cautions readers that forward-looking statements are predictions based on its current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company's actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including, the risks discussed under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC"), in the Company's Quarterly Reports on Form 10-Q filed with the SEC, and in the Company's other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law. This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information. Information in this is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Non-GAAP Financial Measures We believe that earnings before interest, taxes, depreciation and amortization ("EBITDA") and EBITDA margin, the non-GAAP financial measures contained in this presentation, facilitate analysis of ongoing business operations because it excludes items that may not be reflective of, or are unrelated to, core operating performance, and may assist investors with comparisons to prior periods and assessing trends in underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore these measures may not be comparable to similarly titled measures used by other companies. EBITDA and EBITDA margin should only be used as supplemental measures of operating performance. We believe that EBITDA and EBITDA margin improve comparability from period to period by removing the impact of capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments, which management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in underlying businesses. Management uses EBITDA and EBITDA margin in making financial, operating and planning decisions and evaluating ongoing performance. With respect to the financial targets of EBITDA and EBITDA margin contained in this presentation a reconciliation of these non-GAAP measures to the corresponding GAAP measures is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that are excluded from these non-GAAP target measures. The variability of these items may have a significant impact on future GAAP financial results and, as a result, we are unable to prepare the forward-looking statement of income prepared in accordance with GAAP, that would be required to produce such a reconciliation. Disclaimers

NASDAQ: ONDS 3 Creating the Category Leader in Autonomous Defense • Four mission domains, one integrated platform • Detect, decide and defeat — across air, ground and near space • Affordable autonomous mass for allied forces, at production scale NASDAQ: ONDS | Investor Presentation

NASDAQ: ONDS

Today’s Speakers



Eric Brock
Founder, Chairman & CEO, Ondas

Entrepreneur and investor with 30+ years experience.

Driving the vision and strategic direction for our global growth program.



Ryan Hartman
President & CEO, World View

Aerospace and defense executive with 25+ years experience. Multi-domain ISR across high-altitude platforms, UAVs, and AI analytics, with executive roles at Boeing Insitu and Raytheon. Veteran of the U.S. Air Force and U.S. Navy.



Matt McCue
Founder & CEO, DZYNE

20+ years experience as chief engineer in the aerospace industry. Founder and CEO of DZYNE Technologies, leading autonomous defense innovation across long-endurance UAS/ISR, counter-UAS, solutions for U.S. and allied customers.

4

NASDAQ: ONDS 5 Transaction Overview Key terms of the acquisition of DZYNE Technologies by Ondas Transaction Value Total consideration $875 million Structure $200 million Cash // $675 million Equity Ownership • DZYNE shareholders receive 85 million shares • DZYNE equity owners led by Highlander Partners will own approximately 13.8% • > 50% of Equity consideration subject to six-month lockup Financial Profile DZYNE: > $300M 2027F rev | 80%+ revenue CAGR (2025-28) | Mid-Teens EBITDA % in 2027, rising to mid 20% range by 2028 Timing & Conditions Transaction signed and closed on July 2, 2026 Note: EBITDA is a non-GAAP figure

NASDAQ: ONDS

Creating the Category Leader in Autonomous Defense

Combines persistent ISR, aerial security and counter-UAS, autonomous effects and AI-enabled mission intelligence into one of the industry's broadest independent autonomous defense platforms.

Strengthens our U.S. Defense Platform

Establishes Ondas Sentinel, combining DZYNE and World View into a scalable U.S. operating platform with engineering, manufacturing, deployment and sustainment capabilities.

Expands Customer Access & Programs

Adds established relationships across the U.S. Department of War, Combatant Commands, DARPA, AFRL, allied defense organizations and leading defense primes.

Adds Mission-Proven Technology & Talent

Adds mission-ready systems, 119 engineers and vertically integrated design, engineering and manufacturing capabilities that accelerate innovation and execution.

Addresses the Fastest-Growing Defense Markets

Expands Ondas into long-endurance ISR, Group 4/5 UAS, counter-UAS, autonomous effects and affordable-mass programs, significantly increasing our addressable global market opportunity.

Accelerates Financial Model

Adds significant revenue, attractive gross margins and positive EBITDA while increasing operating leverage and accelerating Ondas' path to scaled profitability.

6

NASDAQ: ONDS 7 VIDEO

NASDAQ: ONDS

ONDAS

The Defense Market Has Changed

The last five years rewrote modern warfare — and reset the economics of who wins

Victory increasingly belongs to the side that can deploy autonomous systems at scale

MOVING FROM

THE BATTLEFIELD
Exquisite platforms · Small quantities · Long procurement cycles

THE UNMANNED INDUSTRY
Development-stage innovation · Subscale point solutions · Fragile project economics

MOVING TOWARD

THE BATTLEFIELD
Autonomous systems · Affordable mass · Rapid fielding & deployment

THE UNMANNED INDUSTRY
Industrialized production · Operating scale · Durable financial models

OUTCOMES

Multi-Domain Autonomy

Software-Defined Warfare

Drone vs. Counter-Drone

Persistent Awareness

Contested Airspace

Attritable Mass

This is exactly where Ondas is positioned —
ONDAS + DZYNE unlocks the next chapter of scalable growth.

8

NASDAQ: ONDS 9 The Time is Now Five forces make this the moment to build the next great autonomous defense platform 01 Demand inflection Eastern Europe/Ukraine, the Middle East and PACOM have proven that autonomy and affordable mass now decide outcomes. 02 Budgets are shifting Defense spending is shifting toward autonomy, AI and mass-deployable systems — directly aligned with our portfolio. 03 Deepens Portfolio Ondas and DZYNE address adjacent missions, across operational domains and through significant product synergy. 04 Scale unlocks the global platform Combined customer access, manufacturing, product development and field support resources let us field multi-domain solutions neither could alone. 05 First-mover window The pure-play autonomous-defense category is forming now — scale and breadth across platforms and operations will define leadership.

NASDAQ: ONDS

ONDAS

DZYNE: Next-Generation Autonomous Defense Prime

High performance, cost-disruptive, battle-ready autonomous systems for U.S. and allied defense forces

REVENUE MIX BY MISSION AREA (2026F)

- UAS — 42%
- Counter-UAS — 45%
- Launched Effects — 13%



~ $500M CUMULATIVE R&D SINCE INCEPTION | **50,000+** OPERATIONAL FLIGHT HOURS

$191M 2026F Revenue	**>$300M** 2027F Revenue
80%+ Revenue CAGR (2025 – 2028)	**>$1.5B** 3-year Pipeline as of June 30, 2026

Long-Endurance ISR-T (UAS)

Group 4/5 ULTRA — 3+ days endurance, 50,000+ flight hours, complementary to MQ-9 combat air patrols; plus, GPS-hardened LEAP.

Counter-UAS (C-UAS)

IonStrike, a US Air Force-sponsored Shahed-class defeat system; Dronebuster (2,500+ fielded, only U.S.-made with GNSS spoofing) handheld; plus Sawtooth fixed-site 360° defeat.

Launched Effects

BLITZ, Grasshopper & Crusader are attritable, low cost autonomous systems enabling swarm operations, affordable mass and scalable deployment

Founded 2012 • Irvine, CA • 377 employees • (119 engineers) • 6 US locations

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NASDAQ: ONDS 11 TRUSTED BY • ULTRA is transitioning to a new program of record • Systems Deployed Globally with all US Combatant Commands: USNORTHCOM, USCENTCOM, USAFRICOM, USPACOM, USEUCOM, and USSOCOM • Deployed under GOCO ISR services models • Multiple fielded products in operation today • Cleared Facilities and Personnel with active security clearances • Up to 8 ULTRAs will be delivered in 2026, and up to 20 in 2027 • On track to deliver more than 750 IonStrike systems in 2026 An Established Defense Franchise PROOF POINTS • U.S.-based manufacturing and supply chain • Manufacturing & R&D Centers in Irvine, CA; Portland, OR, and Boise, ID • 145,000 sq ft of manufacturing footprint • Customer training; global field support operations BUSINESS & OPERATIONAL DATA U.S. AIR FORCE U.S. ARMY USSOCOM HOMELAND SECURITY NGA NASA AFRL JAPAN SELF-DEFENSE FORCES DARPA ROYAL THAI ARMY AUSTRALIAN DEFENCE FORCES U.S. NAVY

NASDAQ: ONDS 12 DZYNE U.S. Footprint DZYNE adds 145,000 sq ft of U.S.-based manufacturing capacity for an Ondas U.S. total of 330,250 sq ft 12 DZYNE Parker HQ 34 Parker Irvine, CA 92651 124,000 sq ft of manufacturing space DZYNE Fairfax 8280 Willow Oaks Corporate Dr. Ste 200 Fairfax, VA 22031 DZYNE Boise 12400 W Overland Road Suite 100 Boise, ID 83709 1,250 sq ft of manufacturing space DZYNE Portland 1330 NW 14th Ave Portland, OR 97209 20,000 sq ft of manufacturing space Dzyne also operates field offices in Ohio and Nevada

NASDAQ: ONDS

Advancing Ondas' Multi-Domain Intelligence Strategy

INTEGRATED MULTI-DOMAIN ISR
shares common Tasking, Collecting, Processing, Exploitation, and Dissemination (TCPED) tools on a cohesive, singular platform

KEY 2026 MULTI-DOMAIN ISR ACTIVITIES

- Bird Aerosystems (Mar 2026)
- Palantir (Partnership) (Mar 2026)
- Rotron Aerospace (Mar 2026)
- World View (Apr 2026)
- Mistral (Apr 2026)
- Omnisys (May 2026)

2026 acquisitions and partnerships have been accretive to the multi-domain strategy, creating coverage across land, air and stratospheric domains


SPACE
STRATOSPHERE
WORLD VIEW
AN ONDAS COMPANY
STRATOLLITES®
AIR
Multi-Rotor UAVs
ONDAS
SURFACE | LAND
Unmanned Ground Vehicles (UGVs)
ONDAS
MISSION LAYER
SkyWeaver
Palantir
OPERATIONS LAYER
Warp Speed
Palantir

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NASDAQ: ONDS 14 10.3 14.7 6.6 20.3 3.9 9.5 $0 $10 $20 $30 $40 $50 2025 2030 UAS / ISR Counter-UAS Launched Effects MARKET TRENDS BY SEGMENT GLOBAL TAM BY SEGMENT — $B Large, Growing TAM Surging demand across Launched Effects, Counter-UAS, and long-endurance UAS / ISR $20.8B 2025 ADDRESSAB LE MARKET ~16.4% TAM CAGR 2025-2030 >$44B MARKE T SI ZE BY 2030 Source: Mordor Intelligence (UAS / ISR); MarketsandMarkets (Counter-UAS); Oliver Wyman analysis. Launched Effects • Rapid adoption — strike, EW, swarming • $15B+ DoW low-cost weapons push 19.5% CAGR Counter-UAS • Spend migrating from detection, to low-cost autonomous defeat • Funding scaling across DoW, DHS and Commercial markets 25.2% CAGR UAS/ISR • Persistent long-endurance ISR-T, contested airspace • Elevated COCOM demand; leaner footprint 7.4% CAGR

NASDAQ: ONDS 15 DZYNE is the transformational step that completes the platform. 15 Positioned At The Center of Defense Modernization. Ondas is building a multi-domain autonomous defense platform — with leadership positions across four of the fastest-growing categories in defense. Aerial Security Counter-UAS Detect, identify and defeat across the full counter-drone kill chain. Autonomous Ground Systems Ground robotics & logistics Uncrewed ground vehicles and contested-logistics platforms. ISR & Persistent Intelligence Multi-layer surveillance From the stratosphere to the tactical edge — persistent, autonomous sensing. Precision Strike Launched effects Affordable, autonomous effects aligned with Replicator and affordable mass.

NASDAQ: ONDS

ONDAS

Franchise #1: Long-Endurance ISR-T

Persistent, autonomous intelligence from Group 4+ uncrewed aircraft.



ULTRA

Cost-Effective, Long Endurance Group 4/5 UAS for Multi-Mission Operations

- 3+ days endurance
- 25,000+ ft altitude
- 450 lbs. payload capacity
- Defense, Homeland, Civil, Commercial use cases



LEAP

Cost-effective, Long Endurance Group 4 ISR UAS with a smaller footprint than conventional systems.

- 1+ days endurance
- 17,000 ft altitude
- 370 lbs. payload capacity
- Intuitive "point-and-click" control system

WHY IT MATTERS

- Attritable persistent ISR is seeing surging demand across every modern conflict
- Multi-day endurance reduces sortie count, cost and risk to crews
- Modular payloads support EO/IR, Targeting, Radar, SIGINT and communications relay
- Directly aligned with affordable persistent surveillance gaps
- Lower acquisition and operational costs
- Both ULTRA and LEAP are operational platforms with inflection point demand profiles

Complements Ondas' stratospheric and tactical ISR layers and SkyWeaver-enabled Mission Autonomy

16

NASDAQ: ONDS

ONDAS

Franchise #2: Counter-Drone (C-UAS)

Fielded systems that detect, identify and defeat hostile drones — today. DZYNE's defeat layer + Ondas' detection and mitigation = a complete aerial-security kill chain across threat vectors.



KINETIC

IonStrike
C-UAS Interceptor For Group 3+ Threats



OPEN C2 SOFTWARE

DefenseOS®
Open-source Plug-and-Play C-UAS Operating System



NON-KINETIC

Dronebuster® DTIM Kit
Wearable, Handheld, Counter-sUAS Kit



VEHICLE

Dronebuster® Vehicle Kit
Mobile & Stationary Counter-sUAS Kits



FIXED SITE

Sawtooth
Modular C-UAS, Critical Infrastructure Defense

WHY IT MATTERS

- The drone threat is the defining force-protection problem of the decade
- Combat-proven, fielded today — not a future concept
- Trusted by U.S. forces and allied militaries
- Spans handheld to fixed-site — the full defeat layer
- Pairs with Ondas detection to close end-to-end kill chain

Two near-term product releases planned highlighting long-range electronic attack and LIDAR detection.

17

NASDAQ: ONDS

ONDAS

Franchise #3: Precision Strike and Autonomous Effects

Low-cost, attritable, autonomous effects — the heart of "affordable mass".



Blitz

Low-cost, fully autonomous expendable Group 1 UAS platform delivering up to 150 km range and true multi-mission capability.

- Autonomous delivery
- Expendable design; swappable modules
- Multi-aircraft swarm effects
- Hand, rail, or container launch
- Low-cost, mission-ready
- Open payload architecture
- Foldable, packable form factor

WHY IT MATTERS

- Amongst the fastest-growing segments of defense budgets
- Attritable, low-cost design enables use at scale
- Air, ground and sea-launched flexibility

Directly aligned with DoW's DAWG and affordable mass initiatives



Grasshopper

Autonomous, Expendable Glider Delivering Up To 500 Lbs. of Vital Cargo with Precision Into Contested or Denied Environments

- Autonomous delivery
- Expendable design
- 500 lbs. payload capacity
- Precision drop accuracy
- Multi-platform deployable
- Low-cost, mission-ready
- Provides Stand-Off Capability

18

NASDAQ: ONDS

ONDAS

Scaling the U.S. Platform

Unifying U.S. operations under a dedicated operating division to accelerate momentum

WORLD VIEW
AN ONDAS COMPANY

+

DZYNE TECHNOLOGIES

NEW COMBINED PLATFORM

ONDAS SENTINEL

The **Ondas Sentinel** platform reflects **Ondas'** mission to help customers see more, perceive faster and act with confidence, turning persistent and intelligent sensing into decisive advantage

Platform Leadership



Ryan Hartman
Chief Executive Officer



Matthew McCue
Chief Technology Officer

EXECUTIVE VICE PRESIDENTS



Ryan Holcomb
EVP, Effectors



Ed Smetak
EVP, Long-Endurance ISR



George Schwartz
EVP, C-UAS



Aaron Farber
EVP, Stratospheric ISR

8 US Facilities · 330K sq ft Manufacturing · ~500 employees · >140 engineers

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NASDAQ: ONDS 20 Rounding Out the Multi-Domain ISR Architecture STRATOSPHERE SURFACE | LAND AIR SPACE STRATOLLITES® Unmanned Ground Vehicles (UGVs) NASDAQ: ONDS MISSION LAYER SkyWeaver OPERATIONS LAYER Warp Speed Layered, persistent surveillance from the stratosphere to the tactical edge, unified through a single pane of glass. We believe we are the only provider offering persistent ISR across all three layers in one portfolio. Fixed-Wing UAVs Multi-Rotor UAVs 20

NASDAQ: ONDS

ONDAS

Combat Air Patrols Require a New Generation of Affordable, Attritable Multi-Mission / ISR-T

THE CHALLENGE WITH LEGACY ISR

- Long endurance ISR presents multi-billion annual DoW spend
- Legacy systems have high acquisition and operating costs
- Increasingly vulnerable (>$1B in lost ISR drones in Epic Fury)
- Limited attritable systems in contested environments
- Growing ISR demand requires greater scale

WHY A NEW APPROACH IS NEEDED

- Lower-cost persistent ISR-T
- Resilience in GPS/EW contested environments
- Mass-producible autonomous long-range ISR-T

THE DZYNE SOLUTION

ULTRA

- 3+ days endurance
- GPS-hardened architecture
- 400+ lb payload capacity
- Multi-mission payloads
- Industry leading low-cost persistence

LEAP

- 1+ days endurance
- Mission proven performance
- Rapid deployment
- Distributed operations support

KEY TAKEAWAY: ULTRA and LEAP deliver persistent ISR-T effects at dramatically lower cost, enabling more aircraft, more locations, and more mission

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NASDAQ: ONDS

Completing the C-UAS Spectrum

Dual Purpose. Mission Ready. Protecting Our Skies and Empowering our Warfighters

DETECT | **SOFT KILL** | **HARD KILL**


INSIGHT SENSE


SENTRYCS HORIZON


DRONEBUSTER


SAWTOOTH


IRON DRONE


IRON ARROW


IONSTRIKE

SOFTWARE


DEFENSE OS


LADOS

MOBILIZATION LAYER


MODUS


VEHICLE KIT

22

NASDAQ: ONDS

ONDAS

IonStrike Wins the Counter-Drone Fight on Cost, Speed, and Autonomy

THE COUNTER-DRONE PROBLEM

- Cost-exchange ratio is broken — unsustainable at scale
- Adversaries are ramping production and stockpiles
- Swarms and saturation outpace exquisite interceptors
- Epic Fury exposed C-UAS and inventory-replenishment gaps

WHY A NEW INTERCEPTOR IS NEEDED

- Defeat at cost parity for Group 3+ (Shahed-136) threats is essential
- Scalable autonomy to defeat swarms with minimal crew
- Domestic, mass-producible interceptor inventory

WHY IONSTRIKE WINS

COST & PARITY

- Engages the threat at cost parity
- 2–5x lower cost-per-kill

SPEED & REACH

- ~360 mph closing speed; top of its cost class
- ~40 km engagement envelope; expands coverage area

AUTONOMY & SCALE

- Defeats swarms with minimal crew
- Software-defined, multi-mission roadmap
- Foundation for a family of CUAS interceptors

KEY TAKEAWAY: IonStrike pairs cost parity with autonomy and speed — purpose-built to defeat drone mass at the scale, range, and price the fight demands.

23

NASDAQ: ONDS 24 $191M REVENUE 2026F 01 Expect ~6-fold revenue growth (80% CAGR) from 2025 through 2028 02 ULTRA anchors the revenue ramp — proven MQ-9 complement 03 IonStrike carries significant upside potential as purpose-built "Shahed-killer" 04 Counter-UAS portfolio provides durable, visible revenue outlook 05 Strong backlog and customer pipeline driving visibility into strong, multi-year growth ramp Financial Highlights DZYNE financial outlook 24 >$300M REVENUE 2027F >$1.5B 3Y PIPELINE AT JUNE 30, 2026 $111M BACKLOG AT JUNE 30, 2026 UPCOMING MILESTONES • 8 ULTRAs in operational use • Launching COCO ISR as new revenue stream • 750 IonStrike weapons delivered • Supply chain and manufacturing scaling by 2027 o IonStrike: >100/month o ULTRA: 2/month • Palantir Warp Speed and Foundry implemented by Q4 2026 to enable scaling and efficiencies

NASDAQ: ONDS 25 Expanding backlog drives increased visibility • $457 million backlog(1) at end of Q1 2026 • Over $150 million in new orders announced during Q2 2026 along with: • $111 million backlog DZYNE • $95 million backlog from Cyberhawk upon closing (Q3) Substantially achieved 2026 M&A goals in H1 2026 $525M+ Full-year 2026 revenue target — raised Ondas Updated Outlook Focus on sustaining momentum across 2H 2026 CONTINUE TO DRIVE SCALE ACROSS ONDAS 25 1 Expanded Programs 2 Expanded Customer Base 3 Expanded Partner Ecosystem 4 Growing Operational Scale 5 Leverage Strategic Footprint Ondas has built one of the few scaled independent autonomous defense companies (1) Pro forma as of March 31, 2026, includes World View and Mistral which acquisitions closed during Q2.

NASDAQ: ONDS

ONDAS

Creating the Category Leader in Autonomous Defense

Combines persistent ISR, aerial security and counter-UAS, autonomous effects and AI-enabled mission intelligence into one of the industry's broadest independent autonomous defense platforms.

Strengthens our U.S. Defense Platform

Establishes Ondas Sentinel, combining DZYNE and World View into a scalable U.S. operating platform with engineering, manufacturing, deployment and sustainment capabilities.

Expands Customer Access & Programs

Adds established relationships across the U.S. Department of War, Combatant Commands, DARPA, AFRL, allied defense organizations and leading defense primes.

Adds Mission-Proven Technology & Talent

Adds mission-ready systems, 119 engineers and vertically integrated design, engineering and manufacturing capabilities that accelerate innovation and execution.

Addresses the Fastest-Growing Defense Markets

Expands Ondas into long-endurance ISR, Group 4/5 UAS, counter-UAS, autonomous effects and affordable-mass programs, significantly increasing our addressable global market opportunity.

Accelerates Financial Model

Adds significant revenue, attractive gross margins and positive EBITDA while increasing operating leverage and accelerating Ondas' path to scaled profitability.

26

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